UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2020

Ultragenyx Pharmaceutical Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36276	27-2546083
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Leveroni Court
Novato, California		94949
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 415 483-8800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RARE	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On October 27, 2020, Ultragenyx Pharmaceutical Inc. (the “Company”) issued a press release announcing its financial results for the three months and nine months ended September 30, 2020 (the “Press Release”). A copy of the Press Release is furnished herewith as Exhibit 99.1

The information set forth under Item 2.02 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

The Company has agreed to purchase approximately 10.7 acres of land located at 170 Middlesex Turnpike in the Town of Bedford, Massachusetts for construction of its gene therapy manufacturing facility pursuant to the terms of the Purchase and Sale Agreement by and between the Company and Bedford Woods Limited Partnership I dated as of August 17, 2020 (the “Purchase and Sale Agreement”).  The closing of the purchase (the “Closing”) is currently expected to occur on or about November 3, 2020, assuming satisfaction of all closing conditions pursuant to the Purchase Agreement by or on that date.  At the Closing, the Company will also enter into a Construction Agreement with Guiterrez Construction Co., Inc. related to construction of the base building for the manufacturing facility.  The total purchase price for the acquisition of the land and base building construction of the facility is approximately $45.5 million.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated October 27, 2020.
104	The cover page from the Company’s Current Report on Form 8-K dated October 27, 2020 formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ultragenyx Pharmaceutical Inc.

Date:	October 27, 2020	By:	/s/ Emil D. Kakkis, M.D., Ph.D.
Emil D. Kakkis, M.D., Ph.D. President and Chief Executive Officer